1 Third Quarter 2013 Conference Call November 5, 2013

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company and/or Gateway Insurance Company (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor / Atlas Snapshot 2 NASDAQ: AFH (at 9/30/2013) Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Subsidiaries / Brands American Country American Service Gateway (including Alano) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $140.1M Total Assets $223.9M Total Shareholders’ Equity $55.6M Shares Outstanding 8,233,325 Shares Outstanding (diluted) 9,057,446 Book Value Per Share $6.50

Geographic Expansion Confidential: For Internal Use Only, Not Intended for Distribution • Distributing products in 40 states plus Washington D.C. • Licensed to write P&C insurance in 49 states and the District of Columbia – (New Hampshire is only State without license) • Currently distributing in all states that meet established criteria (volume, competition and profit) 3

4 2013 Third Quarter Underwriting Highlights Core Growth • Gross premium written increased by 37.3%, which included an increase of 40.2% in core commercial auto business – Quarter included excess taxi program renewal in NY – Gross premiums written, excluding excess taxi, increased 89.7% for the quarter Continued Improvement in Underwriting Results • Combined ratio improved by 3.7 percentage points year-over-year to 93.9% – Fourth straight quarter of year-over-year CR improvement • Quarterly underwriting results improved by $832,000 Strength in Agent Network / Pricing • Continued return of business from independent agent network • Pricing trends remain favorable Favorable Market Environment Continues • Generalists exiting • Market hardening

Considerable Financial Improvement Since 2010 Realignment – Focus on Core 5 Combined Operating Ratio (“COR”) 114.1% 119.7% 169.7% 107.3% 111.5% 97.6% 97.5% 98.1% 95.0% 93.9% 75.0% 100.0% 125.0% 150.0% 175.0% Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Approximately 49% of Q4 ‘11 COR related to wind- down of ACIC pension and non-core legacy reserve strengthening

-$7 -$6 -$5 -$4 -$3 -$2 -$1 $0 $1 $2 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 M ill io n s Underwriting Profit (Loss) Focus on Core Underwriting Leads to Steady Profit Trend 6 Underwriting Profit Related to wind-down of ACIC pension plan and non- core legacy reserve strengthening noted on prior slide Annualized Commercial NWP: Stat Surplus 0.36x 0.44x 0.55x 0.88x 0.92x 1.13x 1.22x 1.39x

Agent Trends / Geographic Diversification Target Market • Taxi, limousine, livery and non-emergency paratransit • Owner-operated and small operation fleets – 1-10 vehicles Agent Returns Improving with Each Quarter • Strong brand recognition and market presence • Long-standing distribution relationships • Underwriting expertise, loss data and technology • Specialized claims handling Renewal Business Continues Positive Trend • Greater percentage of growing book Strong Returns from Core Lines (up 40.2% in Q3 2013) Renewal Retention (on target) 7 Gross premium written by state (in '000s) Three Month Periods Ended September 30, 2013 September 30, 2012 New York* $ 14,638 45.6% $ 12,991 55.6 % Louisiana 2,863 8.9% 2,436 10.4 % Michigan 1,967 6.1% 1,561 6.7 % Illinois 1,962 6.1% 1,538 6.6 % California 1,249 3.9% — — % Minnesota 1,149 3.6% 566 2.4 % Wisconsin 1,029 3.2% 548 2.3 % Texas 992 3.1% 308 1.3 % Virginia 750 2.3% 482 2.1 % Missouri 749 2.3% 449 1.9 % Other 4,727 14.9% 2,474 10.7 % Total $ 32,075 100.0% $ 23,353 100.0% * Includes excess taxi program renewal 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00%

0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% Operating Activities: Underwriting (commercial business only) Renewal Retention (Policy Count) New Business Submissions (Monthly Vehicles Submitted) New Business Submissions (Car Years Annualized) Target of 85% based on current market conditions 8 0 5000 10000 15000 20000 25000 30000 0 500 1000 1500 2000 2500 3000 Actual Last Year

0 50 100 150 200 250 300 New Agents Existing Agents Bound/Application Ratio Application Count by Agent Category Operating Activities: Underwriting (commercial business only) Current target of 60%. Continuing incremental volume from new and existing agents 9 0% 10% 20% 30% 40% 50% 60% 70% 80% Note: Stacked Line

Small Accounts Medium Accounts Large Accounts Average Third Quarter 2013 3.8% 3.7% 2.6% 3.4% Second Quarter 2013 4.6% 4.7% 3.8% 4.3% First Quarter 2013 5.2% 5.3% 4.9% 5.2% Fourth Quarter 2012 5.5% 5.1% 4.4% 5.0% Third Quarter 2012 3.7% 4.5% 3.5% 3.9% Second Quarter 2012 4.3% 4.9% 3.7% 4.3% Fourth Quarter 2011 3.1% 3.5% 1.6% 2.7% High (2001,Q4) 20.8% 31.7% 33% 28.5% Low (2007,Q3) -10% (2008, Q1) -15% -15.9% -13.3% 10 Steady Rate Increases In Commercial Auto Majority of Atlas’ Target Market are Individual Entrepreneurs and Small Fleet Operators Source: The Council of Insurance Agents & Brokers

11 Stable Rate Increases

12 Market Cycle Source: The Council of Insurance Agents & Brokers. Chart prepared by Barclays Research.

Financial Highlights

Q3 2013 Financial Results • Gross premium written increased by 37.3% to $32.1 million • Underwriting results improved by $832,000 to $1.1 million • Net income was up 2.5% to $1.7 million – Prior year period included $780,000 in realized investment gains – Current period gains/losses were nominal • Basic and diluted earnings per common share were $0.41 and $0.39 respectively, including the accounting treatment for discount on preferred shares 14 9/30/2013 9/30/2012 Loss Ratio 63.4% 65.5% Acquisition Cost Ratio 15.9% 16.6% Other Underwriting Expenses 14.6% 15.5% Combined Ratio 93.9% 97.6% Return on equity (annualized) 10.9% 11.4% Return on common equity (annualized) 12.5% 15.0% Operating income per common share $0.18 $0.10 Diluted earnings per common share $0.39 $0.17 Book Value per common share $6.50 $6.45

15 Detailed Impact of Capital Market / M&A Activities on Book Value Year to Date in 2013 Book Value Impacted by: $0.47 increase in net income attributable to common shareholders $0.37 reduction related to U.S. IPO $0.04 reduction due to legal and professional fees directly related to acquisition of Gateway $0.32 reduction related to change in unrealized gains and losses $0.22 increase relating to preferred share redemption, which was completed on August 1, 2013 $0.01 reduction due to warrant exercises and share-based compensation. ($0.05) difference to September 30, 2013 from December 31, 2013 Book Value per Ordinary Share (in '000s, except for shares and per share data) September 30, 2013 December 31, 2012 Shareholders' Equity $55,575 $59,864 Preferred stock in equity $2,000 $18,000 Accumulated dividends on preferred stock $68 $1,620 Common equity $53,507 $40,244 Shares outstanding 8,233,325 6,144,395 Book value per common share outstanding $6.50 $6.55

($ in thousands) September 30, 2013 December 31, 2012 Cash and Investments $140,133 $120,824 Total Investments $131,448 $100,912 Total Assets $223,880 $163,067 Claim Reserves (Gross) (1) (2) $104,046 $70,067 Total Shareholders’ Equity $55,575 $59,864 16 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection • Attractive investment leverage • Long Term Debt-free balance sheet • Acquisitions with adverse development protection Strong Balance Sheet $603,000 of Investment Income and Realized Gains, Representing a 1.7% Annual Yield with investment leverage of 2.5X for the Company’s Shareholders.

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities Substantial Investment Portfolio • As of Sept. 30, 2013, total investments equaled $131.4 million, of which $130.0 are fixed income • Predominantly corporate and government bonds • Average duration of 3.9 years • Average S&P rating of AA 17 Government 39% Corporate 34% Commerical Mortgage 18% Other Asset Backed 9% Equities 0% Investment Portfolio (9/30/2013) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc. and Gateway Insurance Company Credit ratings of fixed income securities portfolio (in '000s) As of: September 30, 2013 December 31, 2012 Amount % of Total Amount % of Total AAA/Aaa $ 78,839 61% $ 58,765 60 % AA/Aa 13,213 10% 7,569 8 % A/A 23,039 18% 19,894 20 % BBB/Baa 14,154 11% 11,617 12 % Total Securities $ 129,245 100% $ 97,845 100%

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615 Nasdaq: AFH November 5, 2013